SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 21, 2018

Hammer Fiber Optics Holdings Corp.

(Exact name of registrant as specified in its charter)

Nevada	000-1539680	98-1032170
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
15 Corporate Place South, Piscataway, New Jersey 08854 (844) 413-2600

(Address, including zip code, and telephone number, including area code,

of registrant's principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

The following discussion, in addition to the other information contained in this Current Report (“Report”), should be considered carefully in evaluating our prospects. This Report (including without limitation the following factors that may affect operating results) contains forward-looking statements regarding us and our business, financial condition, results of operations and prospects. Words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates" and similar expressions or variations of such words are intended to identify forward-looking statements, but are not the exclusive means of identifying forward-looking statements in this Report. Additionally, statements concerning future matters such as revenue projections, projected profitability, growth strategies, possible changes in legislation and other statements regarding matters that are not historical are forward-looking statements.

Forward-looking statements in this Report reflect the good faith judgment of our management and the statements are based on facts and factors as we currently know them. Forward-looking statements are subject to risks and uncertainties and actual results and outcomes may differ materially from the results and outcomes discussed in the forward-looking statements. Factors that could cause or contribute to such differences in results and outcomes include, but are not limited to, those discussed in this Report. Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this Report. We undertake no obligation to revise or update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this Report.

Item 8.01OTHER EVENTS

Federal Communication Commission approves transfer of control of Endstream Communications to the Company

On September 11, 2018 Hammer Fiber Optic Holdings Corp, (the “Company”) entered into a stock purchase agreement with Endstream Communications, LLC (the “Seller”).  The purchase price for all of the Company Units is one million nine hundred and fifty-seven thousand one hundred and sixteen (1,957,116) shares of the Company’s Common Stock from treasury stock.  Seventy five percent (75%) of the shares of Buyer Common Stock to be issued are restricted securities, as defined in Rule 144 of the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

Due to control of certain communications licenses by Endstream, pursuant to section 214 of the Communications Act of 1934, Endstream requires Commission consent from the Federal Communications Commission (“FCC”) to transfer control of Endstream to the Company.

On November 18, 2018 the FCC approved the transfer of control of Endstream Communications, LLC effective December 17, 2018. The Company and Endstream plan to close that day.

The foregoing describes the material terms of the Stock Purchase Agreements, does not purport to be a complete description of the rights and obligations of the parties thereunder, and is qualified in its entirety by reference to the copy of the Stock Purchase Agreement is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02UNREGISTERED SALES OF EQUITY SECURITIES

The shares to be issued under the Stock Purchase Agreements will be issued in private placements in reliance upon the exemption from the registration requirements set forth in Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D promulgated thereunder.

The information disclosed under Item 2.01 is incorporated into this Item 3.02 in its entirety.

Item 9.01FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

The following exhibits are filed herewith:

Exhibit No.Description

10.2*Stock Purchase Agreement, dated September 11, 2018, by and among Hammer Fiber Optics Holdings Corp. and Endstream Communications and the sellers party thereto.

99.1Press Release of the Company “FCC approves Hammer Fiber Optic Holding Corp. request for Change of Control for Endstream Communications, LLC

* Previously Filed with the Original Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Hammer Fiber Optics Holdings, Corp.

Dated: November 21, 2018

   /s/ Mark Stogdill

By: Mark Stogdill

Its: Executive Director